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                                                                   Exhibit 10.29


                              ASSIGNMENT AGREEMENT

                  ASSIGNMENT, dated as of December [_], 2001, between THE BANK OF NEW YORK (as successor to United States Trust Company), not in its individual capacity but solely as Collateral Agent for the Owner Lessors (as defined below), as assignee ("COLLATERAL AGENT"); EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership, as assignor ("HOMER CITY"); EDISON MISSION MARKETING & TRADING, INC., a California corporation ("EMMT"), as consenting party; and EDISON MISSION ENERGY FUEL SERVICES, INC., a California corporation as consenting party ("EMEFS", and together with EMMT, the "CONSENTING PARTIES").

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, contemporaneously herewith, Homer City will enter into a transaction pursuant to the Participation Agreements listed on EXHIBIT A by and among EME Homer City, each of the Owner Lessors party thereto (the "OWNER LESSORS"), Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Manager, the Owner Participant, Homer City Funding LLC, as Lender, the Lease Indenture Trustee, the Security Agent and The Bank of New York, not in its individual capacity but solely as Bondholder Trustee (as amended, modified and supplemented and in effect from time to time, collectively, the "PARTICIPATION AGREEMENTS") whereby Homer City will sell undivided interests in its generating assets to the Owner Lessors and the Owner Lessors will lease such undivided interests in its generating assets back to Homer City under the Facility Leases. Capitalized terms used but not defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreements.

                  WHEREAS, in consideration of the transactions contemplated by the Participation Agreements, Homer City will be obligated to pay to the Secured Parties (as defined in the Amended and Restated Guarantee and Collateral Agreement) the aggregate amount of all obligations owed by Homer City to the Secured Parties under the Operative Documents related thereto.

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                  WHEREAS, pursuant to the Ownership and Operation Agreement, the Collateral Agent has agreed to serve as a common collateral agent for the Owner Lessors.

                  WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Operative Documents that Homer City shall have executed and delivered this Assignment Agreement to the Collateral Agent for the benefit of the Owner Lessors.

                  WHEREAS, in consideration thereof, Homer City has agreed to assign all of its rights, title and interest in and to certain Material Project Agreements described on EXHIBIT B hereto (the "ASSIGNED AGREEMENTS") to the Collateral Agent acting on behalf of the Owner Lessors;

                  NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                  1. Homer City hereby unconditionally and irrevocably assigns, transfers and conveys to Collateral Agent all of Homer City's rights, title and interests in, to and under the Assigned Agreements. Notwithstanding such assign ment, Homer City shall remain solely and exclusively liable for all duties and obligations under or with respect to the Assigned Agreements subject to the provi sions of Section 2 below.

                  2. (a) Subject to paragraphs (b) and (c) of this Section 2, the Collateral Agent, solely on behalf of the Owner Lessors, hereby assumes and agrees to perform, effective as of the earliest date on which all of the Facility Leases have terminated in accordance with their respective terms (the "LESSOR POSSESSION DATE"), all of the duties and obligations of Homer City under the Assigned Agreement incurred on or after the Lease Possession Date.

                  (1) (i) Prior to the Lessor Possession Date, the Collateral Agent shall have no obligation or liability under the Assigned Agreement and
(ii) in no event shall the Collateral Agent have any liability for liabilities accruing prior to the Lessor Possession Date.

                  (2) The provisions of this Section 2 notwithstanding, upon the occurrence of the Lessor Possession Date, the Owner Lessors shall have the option to terminate any Assigned Agreement in accordance with its terms,


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whereupon such agreement shall terminate and any and all liabilities thereunder
(including, without limitation, with respect to such termination) shall remain the sole obligation of Homer City, other than liabilities that are attributable to the actions or omissions of the Collateral Agent or the Owner Lessors taken in connection with such termination or this Assignment Agreement. The Owner Lessors may exercise such option by written notice to Homer City, EMEFS, and/or EMMT, as applicable, at any time prior to the 30th day after the Lessor Possession Date.

                  3. This Assignment Agreement shall remain in effect unless and until each of the Facility Site Leases have been terminated in accordance with their terms, whereupon each of the assignments provided for in Section 1 above shall terminate.

                  4. The Consenting Parties hereby consent to the assignment of the Assigned Agreements and approve the execution by Homer City of the Assign ment Agreement, and acknowledge that no further consents, acknowledgments, or approvals of any kind shall be required for the effectiveness of the assignments contemplated hereby.

                  5. The parties hereto expressly acknowledge and approve the sub-assignment agreement executed by the Collateral Agent and Homer City simultaneously herewith whereby the Collateral Agent will sub-assign of all its rights, title, and interest in the Assigned Agreements to Homer City for so long as any of the Facility Leases are in effect, such term to be extended in accordance with the provisions governing extension of the term of the Facility Leases, and remaining in effect unless and until all of the Facility Leases may be terminated in accordance with their terms.

                  6. All of the terms of this Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including without limitation each of the Owner Lessors. The rights and duties of the Owner Lessors hereunder shall be determined based upon their respective Owner Lessor's Percentages.

                  Notwithstanding the foregoing, in order to secure the Lessor Notes of each Owner Lessor, such Owner Lessor will assign and grant a first priority security interest in favor of its applicable Lease Indenture Trustee in and to all of such Owner Lessor's right, title and interest in, to and under this Agreement (other than to the extent relating to Excepted Payments and the rights to enforce and collect the same). Each of the parties hereto hereby consents to such assignment and to the creation of


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such Lien and security interest and acknowledges receipt of copies of the Lease
Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of such party under any other circumstances. Unless and until the Collateral Agent shall have received written notice from the Lease Indenture Trustee that the Lien of the applicable Lease Indenture has been fully discharged, the applicable Security Agent shall have the right (i) to directly receive for application in accordance with the terms of the applicable Lease Indenture all amounts payable or otherwise distributable under this Agreement to the applicable Owner Lessor (other than in respect of the Excepted Payments) and (ii) to exercise the rights of such Owner Lessor under this Agreement (other than with respect to Excepted Payments and the rights to enforce and collect the same) to the extent set forth in and subject to the exceptions set forth in the applicable Lease Indenture.

                  7. The Collateral Agent is executing this Agreement on behalf of the Owner Lessors solely in its capacity as collateral agent under the Ownership and Operation Agreement and not in its individual capacity and in no case shall the Collateral Agent (or any successor entity acting as collateral agent under the Owner ship and Operation Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations hereunder, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through, or under such party.

                  8. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles (except Section 5-1401 of the New York General Obliga tions Law), including all matters of construction, validity and performance.


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                  IN WITNESS WHEREOF, the parties have signed this Assignment
Agreement as of the date first above written.

EME HOMER CITY GENERATION L.P.


By:  Mission Energy Westside, Inc.
       as General Partner


By:
   ---------------------------------
   Name:
   Title:


THE BANK OF NEW YORK
     not in its individual capacity, but solely as Collateral Agent for the Owner Lessors


By:
   ---------------------------------
   Name:
   Title:


EDISON MISSION MARKETING
     & TRADING, INC., a California
     corporation (with respect to the Energy
     Sales Agreement and NOx Agreement only)


By:
   ---------------------------------
   Name:
   Title:


EDISON MISSION ENERGY FUEL
     SERVICES, INC., a California corporation
     (with respect to the Fuel Supply Agreement only)

By:
   ---------------------------------
   Name:
   Title:



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                                    EXHIBIT A
                            PARTICIPATION AGREEMENTS

         1. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL1 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         2. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL2 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         3. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL3 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United


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States Trust Company of New York), both in its individual capacity and solely as
Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         4. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL4 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         5. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL5 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         6. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL6 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor


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to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         7. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL7 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.

         8. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL8 LLC, a Delaware limited liability company, as Owner Lessor; Wells Fargo Bank Northwest, National Association, both in its individual capacity and solely as Owner Manager; General Electric Capital Corpora tion, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.


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                                    EXHIBIT B
                               ASSIGNED AGREEMENTS


1.       Energy Sales Agreement

2.       NOx Agreement

3.       Fuel Supply Agreement

4.       The Power Sales Agreements

5.       The SCR Construction Contract



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